UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

ONAR HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

990 Biscayne Blvd, 5th Floor, Miami, FL 33132

(Address of principal executive offices, including zip code)

(213) 437-3081

(Registrant’s Telephone Number, Including Area Code)

8605 Santa Monica Boulevard, PMB 36522, Los Angeles, CA 90069

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2025, ONAR Holding Corporation (the “Company”) entered into certain Subscription Agreements (the “Subscription Agreements”) pursuant to which the Company agreed to issue and sell in a private placement (the “Private Placement”) to accredited investors (collectively, the “Purchasers”), in the aggregate, 500 shares of a newly created class of preferred stock designated Series E Preferred Stock (the “Series E Preferred Stock”), with a face value of $1,000 per share (“Face Value”), for aggregate proceeds of $500,000 (the “Initial Closing”). The Company may sell additional shares of Series E Preferred Stock pursuant to additional Subscription Agreements for aggregate proceeds of up to $6,000,000, less the proceeds received in the Initial Closing, in one or more additional closings.  The Initial Closing together with any additional closings of the Series E Preferred Stock by the Company pursuant to the Subscription Agreements is hereinafter referred to as the “Offering”, and the date of such closing shall be referred to as the “Closing Date”.  The shares of Series E Preferred Stock issued in the Offering are offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

The Series E Preferred Stock has not been registered under the Securities Act or any state securities or “blue sky” laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities and no form of general solicitation or general advertising was conducted in connection with the Offering.

In connection with the Private Placement, the Company filed a certificate of designations for the Series E Preferred Stock with the Nevada Secretary of State (the “Certificate of Designations”) which sets forth the following key terms. The following description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Conversion Terms

Following an increase in the number of authorized shares of Common Stock of the Company by at least one hundred fifty million (150,000,000) additional shares, each share of Series E Preferred Stock will be convertible at the option of the holder thereof (each, a “Holder” and collectively, the “Holders”)) into a number of shares of Common Stock of the Company (“Common Stock”) equal to (i) the Face Value, divided by (ii) (A) the closing market price of the Common Stock on the principal trading market for the Common Stock one (1) trading day immediately prior to the applicable date of issuance, multiplied by (B) seventy-five percent (75%) (the product obtained from (A) multiplied by (B), the “Conversion Price”), rounded down to the nearest whole share; provided, however, no Holder may convert the Series E Preferred Stock it holds if such conversion would result in such Holder beneficially owning five percent (5%) or more of the outstanding Common Stock.  In the event a Holder desires to exercise its conversion rights described herein, such Holder shall notify the Company by submitting a notice, in the form attached as Exhibit A to the Certificate of Designations (the “Conversion Notice”).

In the event the closing market price of the Common Stock on the principal trading market for the Common Stock is less than the Conversion Price as of any annual anniversary of an applicable closing (the “Current Market Price”), then the Conversion Price shall be reset to such Current Market Price; provided however, in no event shall the Current Market Price be set to an amount less than $0.01.  If the Company at any time or from time to time after the applicable date of issuance of the Series E Preferred Stock issues additional shares of equity securities or Convertible Securities (as defined herein) of the Company for consideration per share less than the then applicable Conversion Price (the “New Issuance Price”), then the Conversion Price for the Series E Preferred Stock shall be automatically adjusted to equal the New Issuance Price, effective immediately upon the issuance of such additional shares.  For purposes of this Agreement, “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible or exchangeable for Common Stock.

Dividend Terms

The Series E Preferred Stock will accrue dividends at a rate per annum of eight percent (8%), payable in additional shares of Common Stock upon conversion.

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Liquidation Preference

Upon any distribution of the assets of the Company available for distribution to its stockholders in connection with any voluntary or involuntary liquidation, dissolution or winding up of the Company (any such event, a “Liquidation”), the shares of Series E Preferred Stock shall be treated as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designations immediately prior to such Liquidation, without regard to any limitations on conversion set forth herein or otherwise and without regard as to whether sufficient shares of Common Stock are available out of the Company’s authorized but unissued stock for the purpose of effecting the conversion of the Series E Preferred Stock.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The offer and sale of the Series E Preferred Stock in the Private Placement was made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2025, the Company filed the Series E Preferred Stock Certificate of Designations with the Secretary of the State of Nevada. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Certificate of Designations of Series E Preferred Stock.
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR HOLDING CORPORATION

Dated: June 12, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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